EXHIBIT 24.1
POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. (the “Company”) does hereby constitute and appoint Jennifer L. Vogel and Gerald W. Clanton, or either of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 relating to the 3,750,000 shares of Class B common stock reserved for issuance under the Continental Airlines, Inc. Incentive Plan 2010 (the “Registration Statement”), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
June 9, 2010

By:	/s/ Kirbyjon H. Caldwell
	Print	Name: Kirbyjon H. Caldwell

POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. (the “Company”) does hereby constitute and appoint Jennifer L. Vogel and Gerald W. Clanton, or either of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 relating to the 3,750,000 shares of Class B common stock reserved for issuance under the Continental Airlines, Inc. Incentive Plan 2010 (the “Registration Statement”), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
June 9, 2010

By:	/s/ Carolyn Corvi
	Print	Name: Carolyn Corvi

POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. (the “Company”) does hereby constitute and appoint Jennifer L. Vogel and Gerald W. Clanton, or either of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 relating to the 3,750,000 shares of Class B common stock reserved for issuance under the Continental Airlines, Inc. Incentive Plan 2010 (the “Registration Statement”), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
June 9, 2010

By:	/s/ Chris T. Kenny
	Print	Name: Chris T. Kenny

POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. (the “Company”) does hereby constitute and appoint Jennifer L. Vogel and Gerald W. Clanton, or either of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 relating to the 3,750,000 shares of Class B common stock reserved for issuance under the Continental Airlines, Inc. Incentive Plan 2010 (the “Registration Statement”), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
June 9, 2010

By:	/s/ Henry L. Meyer III
	Print	Name: Henry L. Meyer III

POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. (the “Company”) does hereby constitute and appoint Jennifer L. Vogel and Gerald W. Clanton, or either of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 relating to the 3,750,000 shares of Class B common stock reserved for issuance under the Continental Airlines, Inc. Incentive Plan 2010 (the “Registration Statement”), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
June 9, 2010

By:	/s/ Oscar Munoz
	Print	Name: Oscar Munoz

POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. (the “Company”) does hereby constitute and appoint Jennifer L. Vogel and Gerald W. Clanton, or either of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 relating to the 3,750,000 shares of Class B common stock reserved for issuance under the Continental Airlines, Inc. Incentive Plan 2010 (the “Registration Statement”), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
June 9, 2010

By:	/s/ Zane C. Rowe
	Print	Name: Zane C. Rowe

POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. (the “Company”) does hereby constitute and appoint Jennifer L. Vogel and Gerald W. Clanton, or either of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 relating to the 3,750,000 shares of Class B common stock reserved for issuance under the Continental Airlines, Inc. Incentive Plan 2010 (the “Registration Statement”), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
June 9, 2010

By:	/s/ Laurence E. Simmons
	Print	Name: Laurence E. Simmons

POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. (the “Company”) does hereby constitute and appoint Jennifer L. Vogel and Gerald W. Clanton, or either of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 relating to the 3,750,000 shares of Class B common stock reserved for issuance under the Continental Airlines, Inc. Incentive Plan 2010 (the “Registration Statement”), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
June 9, 2010

By:	/s/ Jeffery A. Smisek
	Print	Name: Jeffery A. Smisek

POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. (the “Company”) does hereby constitute and appoint Jennifer L. Vogel and Gerald W. Clanton, or either of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 relating to the 3,750,000 shares of Class B common stock reserved for issuance under the Continental Airlines, Inc. Incentive Plan 2010 (the “Registration Statement”), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
June 9, 2010

By:	/s/ Karen Hastie Williams
	Print	Name: Karen Hastie Williams

POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. (the “Company”) does hereby constitute and appoint Jennifer L. Vogel and Gerald W. Clanton, or either of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 relating to the 3,750,000 shares of Class B common stock reserved for issuance under the Continental Airlines, Inc. Incentive Plan 2010 (the “Registration Statement”), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
June 9, 2010

By:	/s/ Ronald B. Woodard
	Print	Name: Ronald B. Woodard

POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. (the “Company”) does hereby constitute and appoint Jennifer L. Vogel and Gerald W. Clanton, or either of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 relating to the 3,750,000 shares of Class B common stock reserved for issuance under the Continental Airlines, Inc. Incentive Plan 2010 (the “Registration Statement”), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
June 9, 2010

By:	/s/ Charles A. Yamarone
	Print	Name: Charles A. Yamarone